Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2026 Financial Results

HAYWARD, Calif., August 3, 2026 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 26, 2026.

“UCT delivered second quarter results above the top end of our guided range reflecting strong operational execution and increasing customer demand,” said James Xiao, CEO. “The long-term outlook for semiconductor manufacturing remains compelling as AI continues to drive investment across the industry. Our priority is executing UCT 3.0 by expanding our global manufacturing capacity, enhancing engineering and operational capabilities, and accelerating digital transformation. Together, these initiatives position us to support our customers with greater speed, agility, and scale while delivering sustainable, profitable growth and creating long-term value for our shareholders.”

Second Quarter 2026 GAAP Financial Results
Total revenue was $644.9 million. Products contributed $572.7 million and Services added $72.2 million. Total gross margin was 16.1%, operating margin was 4.6%, and net income was $8.7 million or $0.19 per diluted share. This compares to total revenue of $533.7 million, gross margin of 15.8%, operating margin of 2.1%, and net loss of $(17.9) million or $(0.40) per diluted share, in the prior quarter.

Second Quarter 2026 Non-GAAP Financial Results
On a non-GAAP basis, gross margin was 16.7%, operating margin was 7.0%, and net income was $32.3 million or $0.70 per diluted share. This compares to gross margin of 16.5%, operating margin of 5.1%, and net income of $14.5 million or $0.31 per diluted share in the prior quarter.

Third Quarter 2026 Outlook
The Company expects revenue in the range of $700 million to $750 million. The Company expects GAAP diluted net income per share to be between $0.67 and $0.87 and non-GAAP diluted net income per share to be between $0.83 and $1.03.

Conference Call
The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 68934#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.
Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures
In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.
The Company defines non-GAAP net income as net loss before amortization of intangible assets, stock-based compensation, restructuring charges, debt refinancing costs, legal-related costs, unrealized loss (gain) on foreign exchange, and the tax effects of the foregoing adjustments.
A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement
The foregoing information contains, or may be deemed to contain, “forward-looking statements” (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as “anticipates,” “projection,” “outlook,” “forecast,” “believes,” “plan,” “expect,” “future,” “intends,” “may,” “will,” “estimates,” “see,” “predicts,” “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our annual report on Form 10-K for the year ended December 26, 2025, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:
Rhonda Bennetto
SVP Investor Relations
rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 26, 2026	June 27, 2025	June 26, 2026	June 27, 2025
Revenues:
Products	$572.7	$454.9	$1,038.4	$911.9
Services	72.2	63.9	140.2	125.5
Total revenues	644.9	518.8	1,178.6	1,037.4
Cost of revenues:
Products	488.8	393.3	889.5	783.5
Services	52.4	46.0	101.0	90.4
Total cost revenues	541.2	439.3	990.5	873.9
Gross margin	103.7	79.5	188.1	163.5
Operating expenses:
Research and development	8.8	7.8	17.4	15.4
Sales and marketing	16.4	15.5	31.9	30.5
General and administrative	49.0	46.9	98.0	95.4
Impairment of goodwill	—	151.1	—	151.1
Total operating expenses	74.2	221.3	147.3	292.4
Income (loss) from operations	29.5	(141.8)	40.8	(128.9)
Interest income	1.0	0.8	2.4	1.9
Interest expense	(1.1)	(10.1)	(8.3)	(20.0)
Other income (expense), net	0.6	(2.2)	(0.7)	(1.3)
Income (loss) before provision for income taxes	30.0	(153.3)	34.2	(148.3)
Provision for income taxes	18.1	7.2	37.2	14.6
Net income (loss)	11.9	(160.5)	(3.0)	(162.9)
Less: Net income attributable to noncontrolling interests	3.2	1.5	6.2	4.1
Net income (loss) attributable to UCT	$8.7	$(162.0)	$(9.2)	$(167.0)

Net income (loss) per share attributable to UCT common stockholders:
Basic	$0.19	$(3.58)	$(0.20)	$(3.70)
Diluted	$0.19	$(3.58)	$(0.20)	$(3.70)
Shares used in computing net income (loss) per share:
Basic	45.1	45.2	45.2	45.2
Diluted	46.1	45.2	45.2	45.2

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)
	June 26, 2026	December 26, 2025
ASSETS
Current assets:
Cash and cash equivalents	$255.9	$311.8
Accounts receivable, net of allowance for credit losses	208.0	208.8
Inventories	629.9	390.9
Prepaid expenses and other current assets	66.7	48.2
Total current assets	1,160.5	959.7
Property, plant and equipment, net	323.7	324.6
Goodwill	114.2	114.2
Intangible assets, net	143.2	156.8
Deferred tax assets, net	4.4	3.5
Operating lease right-of-use assets	158.1	157.2
Other non-current assets	14.0	13.0
Total assets	$1,918.1	$1,729.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$9.9
Accounts payable	300.6	194.9
Accrued compensation and related benefits	62.4	51.1
Operating lease liabilities	21.5	20.2
Other current liabilities	40.2	24.6
Total current liabilities	424.7	300.7
Long-term debt	599.4	467.0
Deferred tax liabilities	14.1	13.8
Operating lease liabilities	155.0	156.6
Other liabilities	7.8	6.8
Total liabilities	1,201.0	944.9
Equity:
UCT stockholders’ equity:
Common stock	0.1	0.1
Additional paid-in capital	560.8	578.7
Common shares held in treasury	(88.7)	(48.4)
Retained earnings	180.0	189.2
Accumulated other comprehensive loss	(12.4)	(8.6)
Total UCT stockholders’ equity	639.8	711.0
Noncontrolling interests	77.3	73.1
Total equity	717.1	784.1
Total liabilities and equity	$1,918.1	$1,729.0

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)
	Six Months Ended
	June 26, 2026	June 27, 2025
(In millions)
Cash flows from operating activities:
Net loss	$(3.0)	$(162.9)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	24.8	23.4
Amortization of intangible assets	13.7	14.3
Stock-based compensation	9.6	10.0
Amortization of debt issuance costs	1.6	1.1
Impairment of goodwill	—	151.1
Loss on extinguishment of debt	3.4	—
Loss on disposal of property, plant and equipment	1.2	0.1
Change in the fair value of financial instruments	—	(0.1)
Deferred income taxes	(0.5)	0.6
Changes in assets and liabilities:
Accounts receivable	0.8	34.3
Inventories	(238.9)	5.4
Prepaid expenses and other current assets	(13.8)	(7.8)
Other non-current assets	0.9	(0.5)
Accounts payable	104.4	(11.9)
Accrued compensation and related benefits	11.3	(2.6)
Income taxes payable	(2.5)	(4.2)
Operating lease right-of-use assets and operating lease liabilities	(1.2)	11.1
Other liabilities	13.8	(4.0)
Net cash provided by (used in) operating activities	(74.4)	57.4
Cash flows from investing activities:
Purchases of property, plant and equipment	(25.8)	(29.2)
Proceeds from sale of equipment	0.1	0.1
Net cash used in investing activities	(25.7)	(29.1)
Cash flows from financing activities:
Proceeds from the issuance of convertible notes	600.0	—
Borrowings on revolving credit facility	15.0	—
Proceeds from issuance of common stock	1.1	1.1
Payment of debt issuance costs	(17.4)	(0.6)
Repurchase of common stock	(40.0)	(3.4)
Payment for capped call transactions	(25.1)	—
Principal payments on bank borrowings	(481.5)	(15.1)
Employees’ taxes paid upon vesting of restricted stock units	(3.5)	(0.7)

Payments of dividends to a joint venture shareholder	(0.1)	(0.1)
Net cash provided by (used in) financing activities	48.5	(18.8)
Effect of exchange rate changes on cash and cash equivalents	(4.3)	4.0
Net increase (decrease) in cash and cash equivalents	(55.9)	13.5
Cash and cash equivalents at beginning of period	311.8	313.9
Cash and cash equivalents at end of period	$255.9	$327.4

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	June 26, 2026			June 26, 2026
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$572.7	$72.2	$644.9	$572.7	$72.2	$644.9
Gross profit	$83.9	$19.8	$103.7	$86.7	$20.9	$107.6
Gross margin	14.6%	27.4%	16.1%	15.1%	28.9%	16.7%
Income from operations	$24.8	$4.7	$29.5	$37.0	$8.1	$45.1
Operating margin	4.3%	6.6%	4.6%	6.5%	11.2%	7.0%

				Three Months Ended
				June 26, 2026
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$83.9	$19.8	$103.7
Amortization of intangible assets (1)				1.3	1.0	2.3
Stock-based compensation expense (2)				1.5	—	1.5
Restructuring charges (3)				—	0.1	0.1
Non-GAAP gross profit				$86.7	$20.9	$107.6

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				14.6%	27.4%	16.1%
Amortization of intangible assets (1)				0.2%	1.4%	0.4%
Stock-based compensation expense (2)				0.3%	—%	0.2%
Restructuring charges (3)				—%	0.1%	—%
Non-GAAP gross margin				15.1%	28.9%	16.7%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$24.8	$4.7	$29.5
Amortization of intangible assets (1)				3.9	2.9	6.8
Stock-based compensation expense (2)				7.6	0.5	8.1
Restructuring charges (3)				0.7	—	0.7
Non-GAAP income from operations				$37.0	$8.1	$45.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				4.3%	6.6%	4.6%
Amortization of intangible assets (1)				0.7%	4.0%	1.0%
Stock-based compensation expense (2)				1.3%	0.6%	1.3%

Restructuring charges (3)	0.1%	—%	0.1%
Non-GAAP operating margin	6.5%	11.2%	7.0%

1 Amortization of intangible assets related to the Company’s business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents costs associated with employee separation, severance, retention, and other expenses related to facility closures

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 26, 2026	June 27, 2025	March 27, 2026
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in millions)
Reported net income (loss) attributable to UCT on a GAAP basis	$8.7	$(162.0)	$(17.9)
Amortization of intangible assets (1)	6.8	7.0	6.9
Stock-based compensation expense (2)	8.1	7.1	4.0
Restructuring charges (3)	0.7	4.8	4.8
Debt refinancing costs expensed (4)	0.7	—	3.0
Legal-related costs (5)	—	0.3	—
Unrealized loss (gain) on foreign exchange (6)	(1.9)	3.7	(1.1)
Impairment of goodwill (7)	—	151.1	—
Income tax effect of non-GAAP adjustments (8)	(2.9)	(34.9)	(3.5)
Income tax effect of valuation allowance (9)	12.1	37.9	18.3
Non-GAAP net income attributable to UCT	$32.3	$15.0	$14.5

Reconciliation of GAAP Income (Loss) from operations to Non-GAAP Income from operations (in millions)
Reported income (loss) from operations on a GAAP basis	$29.5	$(141.8)	$11.4
Amortization of intangible assets (1)	6.8	7.0	6.9
Stock-based compensation expense (2)	8.1	7.1	4.0
Restructuring charges (3)	0.7	4.8	4.8
Legal-related costs (5)	—	0.3	—
Impairment of goodwill (7)	—	151.1	—
Non-GAAP income from operations	$45.1	$28.5	$27.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	4.6%	(27.3)%	2.1%
Amortization of intangible assets (1)	1.0%	1.3%	1.3%
Stock-based compensation expense (2)	1.3%	1.4%	0.8%
Restructuring charges (3)	0.1%	0.9%	0.9%
Legal-related costs (5)	—%	0.1%	—%
Impairment of goodwill (7)	—%	29.1%	—%
Non-GAAP operating margin	7.0%	5.5%	5.1%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$103.7	$79.5	$84.4
Amortization of intangible assets (1)	2.3	2.3	2.3
Stock-based compensation expense (2)	1.5	0.4	1.2
Restructuring charges (3)	0.1	2.4	0.3
Non-GAAP gross profit	$107.6	$84.6	$88.2

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	16.1%	15.3%	15.8%
Amortization of intangible assets (1)	0.4%	0.4%	0.4%
Stock-based compensation expense (2)	0.2%	0.1%	0.2%

Restructuring charges (3)	—%	0.5%	0.1%
Non-GAAP gross margin	16.7%	16.3%	16.5%

Reconciliation of GAAP Other income (expense), net to Non-GAAP Other income (expense), net (in millions)
Reported Other income (expense), net on a GAAP basis	$0.6	$(2.2)	$(1.3)
Debt refinancing costs expensed (4)	0.7	—	3.0
Unrealized loss (gain) on foreign exchange (6)	(1.9)	3.7	(1.1)
Non-GAAP Other income (expense), net	$(0.6)	$1.5	$0.6

Reconciliation of GAAP Income (Loss) Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.19	$(3.58)	$(0.40)
Amortization of intangible assets (1)	0.15	0.15	0.15
Stock-based compensation expense (2)	0.18	0.16	0.09
Restructuring charges (3)	0.01	0.10	0.10
Debt refinancing costs expensed (4)	0.01	—	0.06
Legal-related costs (5)	—	0.01	—
Unrealized loss (gain) on foreign exchange (6)	(0.04)	0.08	(0.02)
Impairment of goodwill (7)	—	3.34	—
Income tax effect of non-GAAP adjustments (8)	(0.06)	(0.77)	(0.08)
Income tax effect of valuation allowance (9)	0.26	0.84	0.40
Impact of dilutive shares	—	—	0.01
Non-GAAP net earnings	$0.70	$0.33	$0.31
Weighted average number of diluted shares (in millions) on a non-GAAP basis (10)	46.0	45.3	46.3

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	June 26, 2026	June 27, 2025	March 27, 2026
Provision for income taxes on a GAAP basis	$18.1	$7.2	$19.2
Income tax effect of non-GAAP adjustments (8)	2.9	34.9	3.5
Income tax effect of valuation allowance (9)	(12.1)	(37.9)	(18.3)
Non-GAAP provision for income taxes	$8.9	$4.2	$4.4

Income before income taxes on a GAAP basis	$30.0	$(153.3)	$4.2
Amortization of intangible assets (1)	6.8	7.0	6.9
Stock-based compensation expense (2)	8.1	7.1	4.0
Restructuring charges (3)	0.7	4.8	4.8
Debt refinancing costs expensed (4)	0.7	—	3.0
Legal-related costs (5)	—	0.3	—
Unrealized loss (gain) on foreign exchange (6)	(1.9)	3.7	(1.1)
Impairment of goodwill (7)	—	151.1	—
Non-GAAP income before income taxes	$44.4	$20.7	$21.8
Effective income tax rate on a GAAP basis	60.3%	(4.7)%	457.1%
Non-GAAP effective income tax rate	20.0%	20.3%	20.0%

1 Amortization of intangible assets related to the Company’s business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents costs associated with employee separation, severance, retention, and other expenses related to facility closures
4 Represents certain third party transaction costs related to the amended credit agreement and the previously capitalized costs of extinguished debt
5 Represents estimated costs related to certain legal proceedings
6 Represents unrealized foreign exchange gains and losses arising from the remeasurement of monetary assets and liabilities
7 Represents non-cash charges related to the impairment of goodwill
8 Tax effect of items (1) through (7) above based on the non-GAAP tax rate
9 The Company's GAAP tax expense is generally higher than the Company’s non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect
10 Non-GAAP diluted weighted-average common shares are adjusted to reflect the dilutive impact of our convertible note based on the higher note hedge strike price instead of the initial conversion price